                                                                EXHIBIT 99

--------------------------------------------------------------------------------

                            ABS NEW ISSUE TERM SHEET
           ----------------------------------------------------------





                         BAY VIEW 2002-LJ-1 OWNER TRUST
                       AUTOMOBILE RECEIVABLE BACKED NOTES

                                  $453,210,907
                                  (APPROXIMATE)

                         BAY VIEW ACCEPTANCE CORPORATION
                                   (SERVICER)

                       BAY VIEW SECURITIZATION CORPORATION
                                    (SELLER)

                        FINANCIAL SECURITY ASSURANCE INC.
                                 (NOTE INSURER)




                               September 19, 2002



                               [UBS WARBURG LOGO]

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

The analysis in this report is based on information provided by Bay View Acceptance Corporation (the "Servicer"). UBS Warburg LLC ("UBSW") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by UBSW and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and UBSW is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by UBSW in reliance upon information furnished by the Servicer. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither UBSW nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY UBSW AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. UBSW IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

                         BAY VIEW 2002-LJ-1 OWNER TRUST
                       AUTOMOBILE RECEIVABLE BACKED NOTES
                           $453,210,907 (APPROXIMATE)

--------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

                                                                   EXPECTED
                                               EXPECTED            PRINCIPAL     FINAL            EXPECTED
              APPROX.                            WAL                 WINDOW     MATURITY          RATINGS
  CLASS     SIZE ($)(1)        COUPON          (YEARS)(3)          (YEARS)(3)     DATE          S&P/ MOODY'S
--------------------------------------------------------------------------------------------------------------
   A-1       65,800,000        Fixed             0.23                0.42       [10/25/03]         A-1+/P-1
--------------------------------------------------------------------------------------------------------------
   A-2      129,000,000        Fixed             0.85                1.00        [8/25/05]          AAA/Aaa
--------------------------------------------------------------------------------------------------------------
   A-3      171,000,000        Fixed             2.00                1.58       [12/25/07]           AAA/Aaa
--------------------------------------------------------------------------------------------------------------
   A-4(2)    87,410,907        Fixed             3.55                2.33        [5/25/11]          AAA/Aaa
--------------------------------------------------------------------------------------------------------------
     I      339,622,444(4)     Fixed             1.21(5)               --               --          AAA/Aaa
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes:
(1)     The Approximate Size is subject to a permitted variance of plus or minus
        5%.
(2) The interest rate for the Class A-4 Note for each Payment Date will be equal to its fixed rate per annum as set forth in the final Prospectus Supplement; provided that such interest rate will not exceed the "Net WAC Cap", which will generally equal, for any Payment Date, the weighted average coupon rates for the Receivables, based on their respective principal balances, minus the sum of (a) a fraction equal to (i) the interest paid to the Class I Notes times twelve over (ii) the outstanding principal balance of the Receivables and (b) the sum of the annualized rates used to calculate the Servicing/Other Fees (as described herein).
(3)     Pricing assumes 1.6% ABS to maturity.
(4) Initial notional principal amount. The Class I Notes are interest only securities and will not be entitled to receive payments of principal. The notional principal amount of the Class I Notes will be reduced as described herein.
(5)     Based on notional balance.
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
                                                                               3

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

ISSUER:                             Bay View 2002-LJ-1 Owner Trust (the "Trust")

SELLER:                             Bay View Securitization Corporation

SERVICER:                           Bay View Acceptance Corporation ("BVAC")

BACKUP SERVICER:                    Deutsche Bank Trust Company Americas

STAND-BY SERVICER:                  Systems & Services Technologies, Inc. ("SST")

INDENTURE TRUSTEE:                  Deutsche Bank Trust Company Americas

COLLATERAL AGENT:                   Deutsche Bank Trust Company Americas

OWNER TRUSTEE:                      Wilmington Trust Company

SOLE UNDERWRITER:                   UBS Warburg LLC

NOTE INSURER:                       Financial Security Assurance Inc. ("FSA")

OFFERED NOTES:                      Approximately $453,210,907 fixed-rate notes
                                    (the Class A-1 Notes, the Class A-2 Notes,
                                    the Class A-3 Notes, and the Class A-4
                                    Notes, collectively the "Class A Notes") and
                                    approximately $339,622,444 notional balance
                                    PAC IO Notes (the "Class I Notes").

ASSETS OF THE TRUST:                The Trust assets will include:

                                    (i)    a pool of simple and precomputed
                                           interest installment sale and
                                           installment loan contracts originated
                                           in various states and territories of
                                           the United States of America, secured
                                           by new and used automobiles,
                                           light-duty trucks, recreational
                                           vehicles, sport utility vehicles, and
                                           vans, with an aggregate principal
                                           balance of approximately $453,210,907
                                           as of the Cut-off Date (the
                                           "Receivables");

                                    (ii)   certain monies (including accrued
                                           interest) received in respect of the
                                           Receivables after the Cut-off Date;

                                    (iii)  security interests in the related
                                           financed vehicles financed through
                                           the Receivables;

                                    (iv)   funds on deposit in a collection
                                           account, a lock-box account;

                                    (v)    any proceeds from claims and other
                                           amounts relating to insurance
                                           policies and other items financed
                                           under the Receivables or otherwise
                                           covering an obligor or a financed
                                           vehicle;

                                    (vi)   any proceeds from the liquidation of
                                           the Receivables or financed vehicles;

                                    (vii)  all property (including the right to
                                           receive future liquidation proceeds)
                                           that secures a Receivable and that
                                           has been acquired by or on behalf of
                                           the Trust pursuant to the liquidation
                                           of the Receivable;

                                    (viii) the trust and servicing agreement and
                                           the purchase agreement to the extent
                                           each relates to the Receivables, or
                                           the Receivable files or the financed
                                           vehicles, including the right of the
                                           Seller to cause the originator to
                                           repurchase the Receivables and/or
                                           obtain indemnification for third
                                           party claims;

                                    (ix)   all amounts received in respect of
                                           recourse rights against the dealers
                                           who originated the Receivables and
                                           any successor dealers;

                                    (x)    the Receivable files and all other
                                           documents that the Seller or Servicer
                                           keeps on file in accordance with its
                                           customary procedures relating to the
                                           Receivables or the obligors or
                                           financed vehicles; and

                                    (xi)   the proceeds of any and all of the
                                           foregoing.
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

EXPECTED PRICING:                   On or about September 25, 2002

CLOSING DATE:                       On or about September 30, 2002

CUT-OFF DATE:                       August 31, 2002

PAYMENT DATE:                       The 25th day of each month (or if such 25th
                                    day is not a business day, the next
                                    succeeding business day) commencing in
                                    October 2002.

RECORD DATE:                        The last day of the collection period
                                    related to the Payment Date.

DETERMINATION DATE:                 The Determination Date with respect to any
                                    Payment Date is on the 15th day of the month
                                    in which the Payment Date occurs or, if such
                                    day is not a business day, the first
                                    business day thereafter.

INTEREST ACCRUAL PERIOD:            With the exception of the Class A-1 Notes,
                                    interest will accrue on the Notes at a fixed
                                    rate based on a 30/360 basis.

                                    With respect to the Class A-1 Notes,
                                    interest will accrue from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the current Payment Date at a fixed rate on an Actual/360 day basis.

OPTIONAL REDEMPTION:                The Servicer may at its option purchase all
                                    the Receivables as of the last day of any
                                    Collection Period on which (1) the aggregate
                                    balance of the Receivables on the related
                                    Payment Date (after payment of all amounts
                                    to be paid on such Payment Date) will be
                                    equal to or less than 10% of the initial
                                    aggregate balance of the Receivables and (2)
                                    the notional principal amount of the Class I
                                    Notes is zero (or will be reduced to zero on
                                    or before the related Payment Date).

OPTIONAL REDEMPTION PRICE:          The Optional Redemption Price for the
                                    Receivables will be equal to the fair market
                                    value of the Receivables; provided that such
                                    amount may not be less than the sum of:

                                    (1)    100% of the aggregate outstanding
                                           principal balance of the Class A
                                           Notes;

                                    (2)    accrued and unpaid interest on the
                                           outstanding principal balance of the
                                           Notes at the weighted average
                                           contract rates of the Receivables;
                                           and

                                    (3)    any amounts due to the Note Insurer,
                                           the Servicer, the Stand-by Servicer,
                                           the Indenture Trustee (including in
                                           its capacities as Backup Servicer and
                                           Collateral Agent) and the Owner
                                           Trustee.

SERVICING/OTHER FEES:               The collateral is subject to certain monthly
                                    fees, including a servicing fee, stand-by
                                    servicing fee, Indenture Trustee fee, Owner
                                    Trustee fee and a premium payable to the
                                    Note Insurer.
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
                                                                               5

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
--------------------------------------------------------------------------------

ERISA: It is anticipated that the Offered Notes will be ERISA eligible as of the Closing
                                    Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                                    Revenue Code of an ERISA Plan's acquisition and ownership of such Notes.

TAXATION:                           In the opinion of special tax counsel to the
                                    Seller the Class A Notes and the Class I
                                    Notes will be characterized for federal
                                    income tax purposes as debt, and the Trust
                                    will not be treated as an association
                                    taxable as a corporation or as a "publicly
                                    traded partnership" taxable as a
                                    corporation.

                                    The Seller, Issuer, the Indenture Trustee, the Owner Trustee and the noteholders will agree to treat the Notes as debt.

RULE 2a-7:                          The Issuer believes that the Class A-1 Notes
                                    will be eligible for purchase by money
                                    market funds under Rule 2a-7 of the
                                    Investment Company Act of 1940, as amended,
                                    however the Issuer has not sought
                                    independent verification of such eligibility
                                    and any investor in the Class A-1 Notes
                                    should consult with their own legal advisors
                                    in determining whether the Class A-1 Notes
                                    will constitute legal investments for them
                                    under Rule 2a-7.

FORM OF REGISTRATION:               Book-entry form through DTC, Clearstream and
                                    Euroclear.

MINIMUM DENOMINATIONS:              $25,000 and integral multiples of $1 in
                                    excess thereof.

PROSPECTUS:                         The Offered Notes will be offered pursuant
                                    to a Prospectus which includes a Prospectus
                                    Supplement (together, the "Prospectus").
                                    Complete information with respect to the
                                    Offered Notes and the collateral, including
                                    the Receivables, is contained in the
                                    Prospectus. The material presented herein is
                                    qualified in its entirety by the information
                                    appearing in the Prospectus. To the extent
                                    that the foregoing is inconsistent with the
                                    Prospectus, the Prospectus shall govern in
                                    all respects. Sales of the Offered Notes may
                                    not be consummated unless the purchaser has
                                    received the Prospectus.
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

FSA INSURANCE POLICY:               Simultaneously with the issuance of the
                                    Notes, FSA will deliver an insurance policy
                                    to the Indenture Trustee for the benefit of
                                    each holder of the Notes. Under the policy,
                                    FSA unconditionally and irrevocably
                                    guarantees the full and complete payment of:

                                    (1)    monthly interest on the Class A Notes
                                           and the Class I Notes (subject to the
                                           Net WAC Cap with respect to interest
                                           on the Class A-4 Notes);

                                    (2)    principal on the Class A Notes on
                                           their respective final maturity
                                           dates; and

                                    (3)    any such payments which are
                                           subsequently avoided in whole or in
                                           part as a preference payment under
                                           applicable law.

EXCESS SPREAD:                      The weighted average coupon rate on the
                                    Receivables is generally expected to be
                                    higher than the sum of (a) a fraction equal
                                    to (i) the monthly Servicing/Other Fees
                                    times twelve over (ii) the aggregate
                                    principal amount of the Receivables, (b) the
                                    weighted average pass-through rate on the
                                    Class A Notes, and (c) a fraction equal to
                                    (i) the interest due on the Class I Notes
                                    times twelve over (ii) the aggregate
                                    principal amount of the Receivables thus
                                    generating excess interest collections which
                                    will be available, to the extent required,
                                    to fund payments on the Offered Notes on
                                    each Payment Date.

SPREAD ACCOUNT:                     On the Closing Date, the spread account
                                    depositor will establish the Spread Account
                                    with the Collateral Agent for the benefit of
                                    the Indenture Trustee, on behalf of the
                                    noteholders, and the Note Insurer. On the
                                    Closing Date, deposits will be made into the
                                    Spread Account as provided in the spread
                                    account agreement. In addition, on each
                                    Payment Date, the Indenture Trustee will be
                                    required to deposit additional amounts into
                                    the Spread Account from Excess Spread.
                                    Amounts, if any, on deposit in the Spread
                                    Account will be available, to the extent
                                    provided in the spread account agreement, to
                                    fund any deficiency required under the
                                    spread account agreement to be funded on a
                                    Payment Date.

                                    The aggregate amount required to be on
                                    deposit at any time in the Spread Account
                                    (the "Requisite Amount") will be determined in accordance with the insurance agreement and the spread account agreement. The
                                    Requisite Amount may increase or decrease over time as a result of floors, caps and certain trigger events set forth in the insurance agreement or the spread account agreement. Amounts on deposit in the Spread
                                    Account on any Payment Date which are in excess of the Requisite Amount (after giving effect to all other payments made on such Payment Date) will be distributed in accordance with the spread account agreement, and amounts on deposit in the Spread Account may be used to make payments on other securities issued by affiliates of BVAC in the future that are insured by the
                                    Note Insurer.

                                    There can be no assurance that the amounts on deposit in the Spread Account will reach the Requisite Amount or be available to make payments with respect to the Notes.
                                    Consequently, the noteholders should not rely on amounts on deposit in or to be deposited to the Spread Account as a source of repayment of the Offered Notes.

--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
                                                                               7

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRIORITY OF PAYMENTS
--------------------------------------------------------------------------------

CLASS I MONTHLY INTEREST:           The Class I Notes are interest only notes
                                    and will not receive payments of principal.
                                    The interest rate for the Class I Notes is
                                    2.5% per annum (the "Class I Interest
                                    Rate"). Interest on the Class I Notes will
                                    accrue on the notional principal amount of
                                    the Class I Notes at the Class I Interest
                                    Rate. Generally, the amount of interest
                                    payable to the Class I noteholders on each
                                    Payment Date is the product of (i) 1/12th of
                                    the Class I Interest Rate, and (ii) the
                                    notional principal amount as of the
                                    preceding Payment Date (after giving effect
                                    to any reduction of the notional principal
                                    amount on such Payment Date). The notional
                                    principal amount represents a designated
                                    principal component of the Receivables,
                                    originally approximately $339,622,444. Class
                                    I is a Planned Amortization Class ("PAC")
                                    which has an initial prepayment protection
                                    band from 1.6% to 2.5% ABS (the reduction in
                                    the notional principal amount is based on
                                    the principal paydown schedule).

                                    For the purpose of calculating the amount payable with respect to the Class I Notes, the aggregate Class A Note Balance will be divided into two principal components, the PAC Component and the Companion Component.
                                    The sum of the PAC Component and the
                                    Companion Component will at any time equal the then aggregate unpaid Class A Note
                                    Balance. The notional principal amount of the Class I Notes at any time will be equal to the principal balance of the PAC
                                    Component at all times as such amount is calculated using the allocations of principal payments described below:

                                    The planned schedule for the amortization of the notional principal amount (the "Planned
                                    Notional Principal Amount Schedule") is
                                    included herein. On each Payment Date, the amount of monthly principal allocated to the Class A noteholders will determine the reduction in the notional principal amount as follows:

                                    (1)    To the PAC Component in an amount up
                                           to the amount necessary to reduce
                                           this balance to the balance specified
                                           in the Planned Notional Principal
                                           Amount Schedule for such Payment
                                           Date;

                                    (2)    To the Companion Component, until the
                                           outstanding principal amount is
                                           reduced to zero; and

                                    (3)    To the PAC Component, without regard
                                           to the planned notional principal
                                           amount until the outstanding
                                           principal amount of the PAC Component
                                           is reduced to zero.

                                    The notional principal amount of the Class I
                                    Notes will be the same amount as the
                                    outstanding amount of the PAC Component and will decline as the PAC Component declines.

                                    If an event of default occurs under the
                                    indenture and the Note Insurer instructs the Indenture Trustee to liquidate all or part of the assets of the Trust, the Note Insurer will guarantee the continued payment of monthly interest to the Class I noteholders based on the Planned Notional Principal
                                    Amount Schedule for all remaining Payment
                                    Dates included in that schedule.

--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRIORITY OF PAYMENTS
--------------------------------------------------------------------------------

CLASS A MONTHLY INTEREST:           Generally, the amount of monthly interest
                                    payable to each class of Class A notes
                                    (other than the Class A-1 noteholders) on
                                    each Payment Date is the product of:

                                    (i)    1/12th of the interest rate
                                           applicable to such class of notes;
                                           and

                                    (ii)   the aggregate outstanding note
                                           principal balance of such class on
                                           the preceding Payment Date (after
                                           giving effect to all payments of
                                           principal to noteholders on such
                                           date) or, in the case of the first
                                           Payment Date, from the Closing Date.

CLASS A-1 MONTHLY INTEREST:         Generally, the amount of monthly interest
                                    payable to the Class A-1 noteholders on each
                                    Payment Date is the product of:

                                    (i)    1/360th of the interest rate for the
                                           Class A-1 notes;

                                    (ii)   the actual number of days from the
                                           previous Payment Date through the day
                                           before the related Payment Date or,
                                           in the case of the first Payment
                                           Date, from the Closing Date; and

                                    (iii)  the aggregate outstanding note
                                           principal balance of the Class A-1
                                           Notes on the preceding Payment Date
                                           (after giving effect to all payments
                                           of principal to noteholders on such
                                           date).

NET WAC CAP:                        The amount of interest distributable to the
                                    Class A-4 Notes is subject to a Net WAC Cap.
                                    The FSA Insurance Policy does not cover any
                                    shortfall in interest on the Class A-4 Notes
                                    due to the application of the Net WAC Cap on
                                    any Payment Date to the Class A-4 interest
                                    rate. Such shortfalls will not be carried
                                    forward for future payment.

CLASS A PRINCIPAL PAYMENTS:         On each Payment Date, the Indenture Trustee
                                    will pay principal to each class of Class A
                                    noteholders of record as of the Record Date.
                                    Generally, the amount of monthly principal
                                    the Trust will pay is equal to the decrease
                                    in the outstanding principal balance of the
                                    Receivables pool during the previous
                                    calendar month.

                                    Principal will be distributed to the Class A noteholders in the order of the alpha-numeric designation of each class of the Class A notes, starting with the Class
                                    A-1 notes and ending with the Class A-4
                                    notes. For example, no principal will be distributed to the Class A-2 noteholders until the outstanding note balance of the Class A-1 notes has been reduced to zero.

--------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PRIORITY OF PAYMENTS
--------------------------------------------------------------------------------

PRIORITY OF PAYMENTS:               Unless an Event of Default has occurred and
                                    is continuing:

                                    (1)    Without duplication, an amount equal
                                           to the sum of (i) the amount of
                                           outstanding advances in respect of
                                           Receivables that became defaulted
                                           Receivables during the prior
                                           collection period, plus (ii) the
                                           amount of outstanding advances in
                                           respect of Receivables that the
                                           Servicer determines to be
                                           unrecoverable, to the Servicer;

                                    (2)    The monthly servicing fee, the
                                           stand-by servicing fee (the stand-by
                                           servicing fee paid under this clause
                                           will be subject to a cap), the
                                           indenture trustee fee, and the owner
                                           trustee fee, including any overdue
                                           fees, to the Servicer, Stand-by
                                           Servicer, Indenture Trustee or Owner
                                           Trustee as applicable;

                                    (3)    Monthly interest, including any
                                           overdue monthly interest amounts, to
                                           the Class A noteholders and Class I
                                           noteholders;

                                    (4)    Monthly principal, together with any
                                           overdue monthly principal, to the
                                           Class A noteholders in accordance
                                           with the principal payment sequence
                                           (as described above under "Class A
                                           Principal Payments");

                                    (5)    The insurance premium and all other
                                           amounts then due to the Note Insurer
                                           under the insurance agreement, to the
                                           Note Insurer;

                                    (6)    To the Spread Account up to the
                                           Requisite Amount;

                                    (7)    The stand-by servicing fee (to the
                                           extent not paid in clause (2) above),
                                           to the Stand-by Servicer;

                                    (8)    The amount of recoveries of advances
                                           (to the extent such recoveries have
                                           not been previously reimbursed to the
                                           Servicer pursuant to clause (1)
                                           above), to the Servicer; and

                                    (9)    Any excess to the Spread Account for
                                           application in accordance with the
                                           spread account agreement.

--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DESCRIPTION OF THE COLLATERAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the Receivables listed below are based on the Cut-off Date balances.

                                                                     SUMMARY STATISTICS            RANGE (IF APPLICABLE)
                                                                     ------------------            ---------------------
NUMBER OF RECEIVABLES:                                                    20,885

AGGREGATE CURRENT PRINCIPAL BALANCE:                                  $453,210,906.56               $3,003.00-$96,514.00
AVERAGE CURRENT PRINCIPAL BALANCE:                                      $21,700.31

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                                 $523,864,052.74              $4,200.00-$159,357.00
AVERAGE ORIGINAL PRINCIPAL BALANCE:                                     $25,083.27

NEW VEHICLES:                                                              35.25%
USED VEHICLES:                                                             64.75%

AUTOMOBILES:                                                               55.17%
LIGHT DUTY TRUCKS:                                                         19.91%
SPORT UTILITY VEHICLES:                                                    21.53%

WTD. AVG. GROSS COUPON:                                                    10.39%                     5.04%--21.60%

SIMPLE INTEREST RECEIVABLES:                                               98.21%
PRECOMPUTED RECEIVABLES:                                                    1.79%

WTD. AVG. ORIGINAL TERM (MONTHS):                                            79                         24-97 months
WTD. AVG. REMAINING TERM (MONTHS):                                           68                         12-97 months

WTD. AVG. BORROWER FICO AT ORIGINATION(1):                                  720                           493--856

GEOGRAPHIC DISTRIBUTION (TOP 5):                                  CA            36.65%
                                                                  TX            13.40%
                                                                  IL            13.24%
                                                                  AZ             6.94%
                                                                  NM             3.88%
------------------------------------------------------------------------------------------------------------------------

-------------------
(1) Non-zero weighted average FICO



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 COLLATERAL TYPE
--------------------------------------------------------------------------------

                                                                  AGGREGATE                                     WEIGHTED
                                                                  REMAINING              ORIGINAL               AVERAGE
                                           NUMBER OF              PRINCIPAL              PRINCIPAL              CONTRACT
COLLATERAL TYPE                           RECEIVABLES              BALANCE                BALANCE                RATE
------------------------------------------------------------------------------------------------------------------------
New Automobiles                               2,711            $ 67,760,282.37        $ 78,181,899.55             10.23
New Recreational Vehicles                         1                  33,678.28              34,389.14              9.55
New Sports Utility Vehicles                   1,395              41,513,956.64          45,164,566.35              9.53
New Light-Duty Trucks                         1,496              42,882,596.17          46,937,196.15              9.78
New Vans                                        287               7,583,427.21           8,444,687.33              9.99
Used Automobiles                              9,431             182,289,045.33         218,611,569.55             10.57
Used Recreational Vehicles                        7                  75,669.10             101,289.39             12.53
Used Sports Utility Vehicles                  2,631              56,071,435.41          63,642,214.23             10.53
Used Light-Duty Trucks                        2,457              47,348,774.19          53,653,196.84             10.89
Used Vans                                       469               7,652,041.86           9,093,044.21             11.66
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       20,885            $453,210,906.56        $523,864,052.74             10.39
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 COLLATERAL TYPE
--------------------------------------------------------------------------------

                                             WEIGHTED                   WEIGHTED            % OF AGGREGATE
                                             AVERAGE                     AVERAGE                ORIGINAL
COLLATERAL TYPE                           REMAINING TERM              ORIGINAL TERM         PRINCIPAL BALANCE
-------------------------------------------------------------------------------------------------------------
New Automobiles                                  71                          83                   14.95
New Recreational Vehicles                        93                          96                    0.01
New Sports Utility Vehicles                      77                          85                    9.16
New Light-Duty Trucks                            77                          86                    9.46
New Vans                                         77                          87                    1.67
Used Automobiles                                 62                          75                   40.22
Used Recreational Vehicles                       54                          77                    0.02
Used Sports Utility Vehicles                     69                          79                   12.37
Used Light-Duty Trucks                           70                          80                   10.45
Used Vans                                        65                          78                    1.69
-------------------------------------------------------------------------------------------------------------
TOTAL:                                           68                          79                  100.00(1)
-------------------------------------------------------------------------------------------------------------

-----------------
(1) May not equal 100% due to the rounding.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 REMAINING TERM
--------------------------------------------------------------------------------

                                                                                          % OF AGGREGATE
RANGE OF                            NUMBER OF               AGGREGATE REMAINING               REMAINING
MONTHS REMAINING                   RECEIVABLES               PRINCIPAL BALANCE            PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------
12 months                               44                   $    262,643.89                      0.06
13 to 24 months                        494                      3,716,002.27                      0.82
25 to 36 months                      1,367                     15,860,487.28                      3.50
37 to 48 months                      2,634                     39,466,414.29                      8.71
49 to 60 months                      3,897                     73,676,737.34                     16.26
61 to 72 months                      5,013                    115,395,093.99                     25.46
73 to  84 months                     5,410                    145,625,155.17                     32.13
85 to 96 months                      1,951                     56,934,406.80                     12.56
97 months                               75                      2,273,965.53                      0.50
------------------------------------------------------------------------------------------------------------
TOTAL:                              20,885                   $453,210,906.56                    100.00(1)
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 CONTRACT RATE %
--------------------------------------------------------------------------------

                                                                                                    % OF AGGREGATE
RANGE OF                                   NUMBER OF               AGGREGATE REMAINING                REMAINING
CONTRACT RATES (%)                        RECEIVABLES               PRINCIPAL BALANCE             PRINCIPAL BALANCE
------------------------------------------------------------------------------------------------------------------------
5.001% - 7.000%                                686                   $ 17,743,121.55                      3.91
7.001% - 7.500%                                563                     15,146,636.13                      3.34
7.501% - 8.000%                              1,040                     28,014,977.72                      6.18
8.001% - 8.500%                              1,063                     27,966,534.11                      6.17
8.501% - 9.000%                              1,799                     45,315,951.90                     10.00
9.001% - 9.500%                              1,298                     33,159,218.84                      7.32
9.501% - 10.000%                             2,266                     55,209,796.16                     12.18
10.001% - 10.500%                            1,301                     30,907,616.05                      6.82
10.501% - 11.000%                            1,912                     44,019,487.47                      9.71
11.001% - 11.500%                            1,222                     26,806,724.26                      5.91
11.501% - 12.000%                            1,682                     34,076,718.06                      7.52
12.001% - 12.500%                            1,110                     21,189,315.25                      4.68
12.501% - 13.000%                            1,349                     24,665,579.57                      5.44
13.001% - 13.500%                              707                     11,519,723.44                      2.54
13.501% - 14.000%                              965                     14,903,388.85                      3.29
14.001% >=                                   1,922                     22,566,117.20                      4.98
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      20,885                   $453,210,906.56                    100.00(1)
------------------------------------------------------------------------------------------------------------------------


-----------------
(1) May not equal 100% due to the rounding.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   MODEL YEAR
--------------------------------------------------------------------------------

                                                                                        % OF AGGREGATE
MODEL                           NUMBER OF               AGGREGATE REMAINING                 REMAINING
YEAR                           RECEIVABLES               PRINCIPAL BALANCE              PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------
1990 or Prior                       969                   $ 14,047,048.27                      3.10
1991                                237                      2,885,513.66                      0.64
1992                                360                      4,293,542.14                      0.95
1993                                460                      5,481,786.19                      1.21
1994                                690                      8,373,491.11                      1.85
1995                              1,045                     15,537,361.46                      3.43
1996                              1,071                     16,429,374.26                      3.63
1997                              1,692                     30,289,831.00                      6.68
1998                              2,125                     42,057,437.55                      9.28
1999                              2,538                     55,560,474.53                     12.26
2000                              2,582                     59,794,275.64                     13.19
2001                              3,516                     91,493,665.64                     20.19
2002                              3,507                    104,010,163.01                     22.95
2003                                 93                      2,956,942.10                      0.65
-----------------------------------------------------------------------------------------------------------
TOTAL:                           20,885                   $453,210,906.56                    100.00(1)
-----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            FICO SCORE AT ORIGINATION
--------------------------------------------------------------------------------

RANGE OF                                                                                   % OF AGGREGATE
FICO                              NUMBER OF               AGGREGATE REMAINING                 REMAINING
SCORES                           RECEIVABLES               PRINCIPAL BALANCE              PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------------
Not Available                          333                   $  4,701,974.39                      1.04
600 or less                            162                      3,406,818.97                      0.75
601 - 620                              328                      6,799,037.81                      1.50
621 - 640                              676                     14,463,571.26                      3.19
641 - 660                            1,184                     25,407,974.91                      5.61
661 - 680                            1,807                     39,024,130.55                      8.61
681 - 700                            2,739                     60,312,808.90                     13.31
701 - 720                            3,012                     66,081,412.75                     14.58
721 - 740                            3,332                     73,827,102.76                     16.29
741 - 760                            3,031                     67,364,870.45                     14.86
761 - 780                            2,469                     53,473,983.45                     11.80
781 - 800                            1,383                     29,097,061.52                      6.42
801 - 820                              384                      8,251,920.25                      1.82
821 - 840                               42                        917,499.15                      0.20
841 - 860                                3                         80,739.44                      0.02
-----------------------------------------------------------------------------------------------------------
TOTAL:                              20,885                   $453,210,906.56                    100.00(1)
-----------------------------------------------------------------------------------------------------------



-----------------
(1) May not equal 100% due to the rounding.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             GEOGRAPHIC DISTRIBUTION
--------------------------------------------------------------------------------

                                                                                     % OF AGGREGATE
                            NUMBER OF               AGGREGATE REMAINING                REMAINING
STATE                      RECEIVABLES               PRINCIPAL BALANCE             PRINCIPAL BALANCE
-----------------------------------------------------------------------------------------------------
California                    7,854                   $166,121,234.12                     36.65
Texas                         2,745                     60,738,490.30                     13.40
Illinois                      2,767                     59,986,904.08                     13.24
Arizona                       1,313                     31,445,594.84                      6.94
New Mexico                      796                     17,565,031.43                      3.88
Michigan                        689                     15,080,654.30                      3.33
Oregon                          700                     14,383,421.02                      3.17
Georgia                         604                     14,373,488.45                      3.17
Nevada                          588                     13,263,413.40                      2.93
Colorado                        585                     13,060,482.79                      2.88
Florida                         517                     11,543,144.58                      2.55
Washington                      340                      8,258,522.41                      1.82
Missouri                        374                      8,003,667.45                      1.77
Indiana                         376                      7,478,961.05                      1.65
Ohio                            363                      6,223,572.70                      1.37
Other                           274                      5,684,323.64                      1.25
-----------------------------------------------------------------------------------------------------
TOTAL:                       20,885                   $453,210,906.56                    100.00(1)
-----------------------------------------------------------------------------------------------------


-----------------
(1) May not equal 100% due to the rounding.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              SENSITIVITY ANALYSIS
                                   TO MATURITY
--------------------------------------------------------------------------------

CLASS A-1 NOTES

---------------------------------------------------------------------------------------------------------------------
Pricing Speed(1)                       1.00%             1.40%             1.60%             2.00%             2.50%
---------------------------------------------------------------------------------------------------------------------
WAL                                     0.30              0.25              0.23              0.19              0.16
Duration                                0.30              0.24              0.22              0.19              0.15
Principal Window                        0.58              0.50              0.42              0.33              0.33
---------------------------------------------------------------------------------------------------------------------


CLASS A-2 NOTES

---------------------------------------------------------------------------------------------------------------------
Pricing Speed(1)                        1.00%             1.40%             1.60%             2.00%             2.50%
---------------------------------------------------------------------------------------------------------------------
WAL                                     1.14              0.94              0.85              0.70              0.55
Duration                                1.12              0.92              0.83              0.69              0.55
Principal Window                        1.25              1.00              1.00              0.83              0.58
---------------------------------------------------------------------------------------------------------------------


CLASS A-3 NOTES

---------------------------------------------------------------------------------------------------------------------
Pricing Speed(1)                        1.00%             1.40%             1.60%             2.00%             2.50%
---------------------------------------------------------------------------------------------------------------------
WAL                                     2.67              2.21              2.00              1.63              1.26
Duration                                2.53              2.11              1.92              1.57              1.22
Principal Window                        2.08              1.83              1.58              1.25              1.00
---------------------------------------------------------------------------------------------------------------------


CLASS A-4 NOTES

---------------------------------------------------------------------------------------------------------------------
Pricing Speed(1)                       1.00%             1.40%             1.60%             2.00%             2.50%
---------------------------------------------------------------------------------------------------------------------
WAL                                     4.76              3.95              3.55              2.88              2.30
Duration                                4.31              3.62              3.28              2.69              2.17
Principal Window                        3.75              2.75              2.33              1.83              1.50
---------------------------------------------------------------------------------------------------------------------


CLASS I NOTES @ 2.72935

----------------------------------------------------------------------------------------------------------------------------------
Prepayment Speed(1)               1.40%             1.60%             2.50%             2.51%             2.68%             2.69%
----------------------------------------------------------------------------------------------------------------------------------
Yield                             12.76%             5.00%             5.00%             4.94%             0.13%            -0.23%
WAL(2)                             1.30              1.21              1.21              1.21              1.16              1.16
Duration                           0.82              0.85              0.85              0.85              0.84              0.84
Payment Window                       --                --                --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------



-------------
(1)  % ABS
(2)  Based on notional principal balance

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     CLASS I
                   PLANNED NOTIONAL PRINCIPAL AMOUNT SCHEDULE
--------------------------------------------------------------------------------

               MONTH                         SCHEDULE
         ---------------                   ------------
         Initial Balance                   339,622,444
                  1                        325,538,375
                  2                        311,621,653
                  3                        297,874,717
                  4                        284,300,038
                  5                        270,900,116
                  6                        257,677,485
                  7                        244,634,708
                  8                        231,774,381
                  9                        219,099,133
                  10                       206,611,625
                  11                       194,314,552
                  12                       182,210,642
                  13                       170,302,658
                  14                       158,593,395
                  15                       147,085,686
                  16                       135,782,395
                  17                       124,686,427
                  18                       113,800,717
                  19                       103,128,242
                  20                        92,672,012
                  21                        84,226,292
                  22                        76,126,761
                  23                        68,340,865
                  24                        60,875,896
                  25                        53,702,143
                  26                        46,809,081
                  27                        40,186,179
                  28                        33,822,891
                  29                        27,697,588
                  30                        22,213,925
                  31                        16,969,448
                  32                        14,017,376
                  33                        11,191,567
                  34                         8,483,822
                  35                         5,892,642
                  36                         3,410,780
                  37                         1,668,954
       38 and thereafter                             0
--------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

--------------------------------------------------------------------------------
BAY VIEW 2002-LJ-1 OWNER TRUST                                [UBS WARBURG LOGO]
AUTOMOBILE RECEIVABLE BACKED NOTES
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:


                                 UBS WARBURG LLC

    Asset Backed Finance
    --------------------
    Shahid Quraishi                        212-713-2728
    Paul Jenison                           212-713-8394
    Karsten Berlage                        203-719-7396
    Reggie de Villiers                     212-713-3055
    Olivier D'Meza                         212-713-1427
    Jaka Ismail                            212-713-4129

    ABS Trading & Syndicate
    -----------------------
    Jack McCleary                          212-713-4330
    Eric Marcus                            212-713-4002

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by UBS Warburg LLC ("UBSW"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by UBSW and not by the Issuer of the securities or any of its affiliates. UBSW is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.